UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-04165

AMERICAN CENTURY TARGET MATURITIES TRUST
(Exact name of registrant as specified in charter)

4500 MAIN STREET, KANSAS CITY, MISSOURI	64111
(Address of principal executive offices)	(Zip Code)

CHARLES A. ETHERINGTON 4500 MAIN STREET, KANSAS CITY, MISSOURI 64111
(Name and address of agent for service)

Registrant’s telephone number, including area code:	816-531-5575

Date of fiscal year end:	09-30

Date of reporting period:	09-30-2016

ITEM 1. REPORTS TO STOCKHOLDERS.

Annual Report

September 30, 2016

Zero Coupon 2020 Fund

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ended September 30, 2016. It provides investment performance and portfolio information, plus longer-term historical performance data. Annual reports remain important vehicles for conveying information about fund returns, including market factors that affected performance during the reporting period. For additional, updated investment and market insights, we encourage you to visit our website, americancentury.com.

U.S. Government Bonds Extended Their Unexpected 2016 Rally

Conditions described in our semiannual report letter extended for another six months. Widespread concerns about global economic growth sparked financial market volatility, followed by monetary policy reactions from central banks. The catalyst in 2015 was China, where slowing economic growth and currency devaluations sent shock waves through the global markets. These factors re-emerged in January and early February 2016, triggering sell-offs in higher-risk assets (including stocks and high-yield bonds) and encouraging central banks in Japan and Europe to cut interest rates and/or extend their bond-buying (quantitative easing, QE) programs. More QE came after Brexit, the U.K.’s vote to exit the European Union. Monetary policy expansion produced negative interest rates in Japan and Europe, and lowered longer-maturity bond yields globally.

In this environment, zero-coupon bonds performed well. This was unexpected—going into 2016, bond market participants anticipated more Federal Reserve interest rate hikes (which began in December 2015) as the U.S. economy strengthened and inflation pressures grew. Instead, global events and conditions essentially overrode U.S. factors, economic growth stayed slow, inflation remained contained, major central banks continued to maintain or expand their monetary stimulus, and interest rates stayed low and range-bound.

Interest rates have remained so low for so long that a shift to more historically normal levels seems called for at some point. This appears particularly true in the U.S., but U.S. bond markets continue to be dominated by global influences and concerns, including macroeconomic factors (slow global economic growth, massive central bank monetary stimulus) and political and emotional factors (increasing populism, anti-globalization). We’re watching the aftermath of the U.S. elections and the Italian constitutional referendum to see if themes that Brexit spotlighted—nationalism/isolationism, anti-immigration, anti-trade agreements, distrust of career politicians—shape future U.S. and European government leadership. We appreciate your continued trust in us during this potentially turbulent period.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

Performance

Total Returns as of September 30, 2016
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Inception Date
Investor Class	BTTTX	3.17%	2.37%	5.94%	12/29/89
11/15/2020 STRIPS Issue	—	3.30%	2.73%	6.62%	—
BofA Merrill Lynch 10+ Year U.S. Treasury Index	—	12.62%	5.38%	7.95%	—
Advisor Class	ACTEX	2.90%	2.11%	5.68%	10/19/98

Growth of $10,000 Over 10 Years
$10,000 investment made September 30, 2006
Performance for other share classes will vary due to differences in fee structure.

Value on September 30, 2016
Investor Class — $17,821

11/15/2020 STRIPS Issue — $18,986

BofA Merrill Lynch 10+ Year U.S. Treasury Index — $21,499

Total Annual Fund Operating Expenses
Investor Class	Advisor Class
0.55%	0.80%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

Portfolio Commentary

Portfolio Managers: Brian Howell, Jim Platz, and Bob Gahagan

Performance Summary

Zero Coupon 2020 advanced 3.17%* for the 12 months ended September 30, 2016. The portfolio’s benchmark, a coupon-based Treasury STRIPS issue maturing on November 15, 2020, gained 3.30%.

The positive absolute performance of the portfolio and its benchmark was largely due to their positioning along the intermediate-maturity portion of the yield curve, where U.S. government yields declined. In general, intermediate-maturity government securities posted stronger returns than those with shorter maturities and lower returns than those with longer maturities.

From a relative performance perspective, the portfolio’s returns are reduced by operating expenses, while benchmark returns are not. Overall, spread tightening (a decrease in yield differences) between Treasury STRIPS and non-Treasury zero-coupon bonds (zeros) aided the portfolio’s relative performance.

Market Backdrop

Investor concerns about global growth, commodity prices, and central bank monetary decisions generated volatility during the 12-month period. The U.S. economy continued to exhibit modest growth, particularly compared with the rest of the developed world, but the U.S. Federal Reserve (the Fed) remained focused on the sluggish global landscape and its potential risks to the U.S. economy. This triggered ongoing investor speculation regarding the timing and magnitude of Fed interest rate “normalization” and contributed to the volatile climate. However, the Fed implemented only one rate hike during the period—a 25 basis point increase (1 basis point equals 0.01%) on December 16, 2015, which pushed the range for the federal funds rate target to 0.25%-0.50%.

Despite expectations for additional rate hikes in 2016, the Fed cited concerns about the health of the global economy, the uncertainty triggered by the U.K. vote in late June to exit the European Union (Brexit), and weaker-than-expected U.S. economic growth as reasons to pursue a “lower for longer” rate strategy. Meanwhile, central banks in the U.K., Europe, and Japan continued to pursue aggressive stimulus programs in response to weak growth rates and deflation threats in those regions. This action increased the relative attractiveness of the U.S. bond market, where yields were generally higher.

This environment led to positive performance for U.S. Treasury securities and all U.S. bond market sectors for the 12-month period. Overall, the Treasury yield curve flattened for the period. Yields on short-maturity notes increased in anticipation of additional Fed rate hikes, while yields on longer-maturity securities declined due to slow growth, low inflation, and investor demand for higher-yielding Treasuries. The yield on the two-year Treasury note increased 13 basis points to 0.76%, the yield on the 10-year Treasury note declined 44 basis points to 1.60%, and the yield on the 30-year Treasury bond fell 53 basis points to 2.32%.

* All fund returns referenced in this commentary are for Investor Class shares. Performance for other share classes will vary due to differences in fee structures; when Investor Class performance exceeds that of the fund’s benchmark, other share classes may not. Please see page 3 for returns for all share classes.

Portfolio Strategy

We continued to look for what we believed were attractive relative values among the universe of zeros in which the portfolio invests—primarily Treasury STRIPS, Treasury-equivalent zeros, and, to a lesser degree, government agency zeros. These securities are “stripped” and packaged into their component parts, including the series of coupon payments and the ultimate principal repayment.

We seek to take advantage of spread movements between Treasury STRIPS and non-Treasury zeros. Spreads among zeros tightened during the period, primarily due to the declining interest rate environment and strong investor demand for Treasury-equivalent securities. In this climate, our positions in Treasury-equivalent securities (primarily Resolution Funding Corporation, or REFCORP, STRIPS) and government agency zeros appreciated and aided relative performance.

We continue to believe our non-Treasury zeros offer attractive long-term return potential, and we expect these securities will have a favorable impact on the portfolio’s Anticipated Value at Maturity (AVM). Our allocation to REFCORP STRIPS and other Treasury equivalents was approximately 91% at the end of the period, compared with 85% a year earlier. By prospectus mandate, we also may invest up to 20% of the portfolio’s assets in government agency zero-coupon bonds. Our allocation to government agency zeros at the end of September 2016 was approximately 8%, compared with 14% at the end of September 2015.

Outlook

We continue to believe U.S. economic fundamentals support slightly higher interest rates. But low inflation, weaker global economic fundamentals, low interest rates in Europe and Japan, weak commodity prices, a strong U.S. dollar, and geopolitical uncertainty may keep Fed action slow and interest rates range-bound in the near term. Against this broad backdrop, we believe demand for high-credit-quality spread securities will remain solid, which likely will keep spreads tight. We also remain mindful of the potential for unrest—be it economically or politically—which could cause spreads to widen. If such a scenario unfolds, we believe the securities we favor should remain relatively insulated, given the flight to quality that likely would ensue.

Zero Coupon 2020 is not an asset allocation retirement fund. The date refers to when the bonds will mature. The principal value of the fund is not guaranteed at any time, including at the target date. The fund’s AVM (see next page), though not guaranteed, provides what we believe is an appropriate estimate of the fund’s value at the target date.

Fund Characteristics

SEPTEMBER 30, 2016
Portfolio at a Glance
Anticipated Annual Growth Rate (Investor Class)	0.67%
Weighted Average Maturity Date	10/15/20
Anticipated Value at Maturity (AVM) (Investor Class)(1)	$108.10
(1) See graph below.
Past performance is no guarantee of future results. Even if class shares are held to maturity, there is no guarantee that the class’s share price will reach its AVM. There is also no guarantee that the AVM will fluctuate as little in the future as it has in the past. For more information, please consult the prospectus.

Types of Investments in Portfolio	% of net assets
Treasury STRIPS	53.5%
REFCORP STRIPS	36.9%
Other Treasuries	0.6%
Total Treasuries and Equivalents	91.0%
Government Agency STRIPS	4.6%
Other Government Agencies	3.7%
Temporary Cash Investments	0.6%
Other Assets and Liabilities	0.1%

Share Price vs. Anticipated Value at Maturity (Investor Class)

Actual Share Price (Historical) — $105.20

Anticipated Value at Maturity (Estimated Share Price) — $108.10

The top line in the graph represents the class’s AVM, which fluctuates from day to day based on the fund’s weighted average maturity date. The bottom line represents the class’s historical share price, which is managed to grow over time to reach the class’s AVM. The AVM for other share classes will vary due to differences in fee structure. While this graph demonstrates the class’s expected long-term growth pattern, please keep in mind that the fund may experience significant share-price volatility over the short term. Even if shares are held to maturity, there is no guarantee that the class’s share price will reach its AVM. There is also no guarantee that the AVM will fluctuate as little in the future as it has in the past.

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from April 1, 2016 to September 30, 2016.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.
Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 4/1/16	Ending Account Value 9/30/16	Expenses Paid During Period(1) 4/1/16 - 9/30/16	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,012.40	$2.82	0.56%
Advisor Class	$1,000	$1,011.10	$4.07	0.81%
Hypothetical
Investor Class	$1,000	$1,022.20	$2.83	0.56%
Advisor Class	$1,000	$1,020.95	$4.09	0.81%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 183, the number of days in the most recent fiscal half-year, divided by 366, to reflect the one-half year period.

Schedule of Investments

SEPTEMBER 30, 2016

	Principal Amount/Shares	Value
ZERO-COUPON U.S. TREASURY SECURITIES AND EQUIVALENTS(1) — 91.0%
Federal Judiciary, 0.00%, 2/15/19	$306,000	$292,890
Federal Judiciary, 0.00%, 8/15/19	339,000	321,233
REFCORP STRIPS - PRINCIPAL, 0.00%, 10/15/19	6,788,000	6,564,362
AID (Israel), 0.00%, 5/15/20	396,000	375,642
REFCORP STRIPS - COUPON, 0.00%, 7/15/20	18,348,000	17,469,186
REFCORP STRIPS - PRINCIPAL, 0.00%, 7/15/20	26,144,000	24,958,030
Federal Judiciary, 0.00%, 8/15/20	115,000	106,074
REFCORP STRIPS - PRINCIPAL, 0.00%, 10/15/20	11,000,000	10,432,884
STRIPS - COUPON, 0.00%, 11/15/20	93,300,000	89,164,664
REFCORP STRIPS - PRINCIPAL, 0.00%, 1/15/21	13,535,000	12,765,738
Federal Judiciary, 0.00%, 2/15/21	110,000	99,980
STRIPS - COUPON, 0.00%, 2/15/21	14,500,000	13,780,930
STRIPS - COUPON, 0.00%, 5/15/21	2,000,000	1,893,294
TOTAL ZERO-COUPON U.S. TREASURY SECURITIES AND EQUIVALENTS (Cost $159,083,958)		178,224,907
ZERO-COUPON U.S. GOVERNMENT AGENCY SECURITIES(1) — 8.3%
TVA STRIPS - COUPON, 0.00%, 5/1/19	11,000	10,639
TVA STRIPS - COUPON, 0.00%, 11/1/19	9,000	8,619
FNMA STRIPS - COUPON, 0.00%, 7/15/20	3,911,000	3,723,980
Government Trust Certificate, 0.00%, 4/1/21	7,683,000	7,183,582
FHLMC STRIPS - COUPON, 0.00%, 9/15/21	5,727,000	5,230,475
TOTAL ZERO-COUPON U.S. GOVERNMENT AGENCY SECURITIES (Cost $13,605,521)		16,157,295
TEMPORARY CASH INVESTMENTS — 0.6%
Federal Home Loan Bank Discount Notes, 0.10%, 10/3/16(2)	1,212,000	1,212,000
State Street Institutional U.S. Government Money Market Fund, Premier Class	472	472
TOTAL TEMPORARY CASH INVESTMENTS (Cost $1,212,465)		1,212,472
TOTAL INVESTMENT SECURITIES — 99.9% (Cost $173,901,944)		195,594,674
OTHER ASSETS AND LIABILITIES — 0.1%		166,396
TOTAL NET ASSETS — 100.0%		$195,761,070

NOTES TO SCHEDULE OF INVESTMENTS
AID	-	Agency for International Development
Equivalent	-	Security whose principal payments are secured by the U.S. Treasury
FHLMC	-	Federal Home Loan Mortgage Corporation
FNMA	-	Federal National Mortgage Association
REFCORP	-	Resolution Funding Corporation
STRIPS	-	Separate Trading of Registered Interest and Principal of Securities
TVA	-	Tennessee Valley Authority

(1)	Security is a zero-coupon bond. Zero-coupon securities are issued at a substantial discount from their value at maturity.

(2)	The rate indicated is the yield to maturity at purchase.

See Notes to Financial Statements.

Statement of Assets and Liabilities

SEPTEMBER 30, 2016
Assets
Investment securities, at value (cost of $173,901,944)	$195,594,674
Receivable for capital shares sold	282,948
195,877,622

Liabilities
Payable for capital shares redeemed	28,612
Accrued management fees	86,686
Distribution and service fees payable	1,254
116,552

Net Assets	$195,761,070

Net Assets Consist of:
Capital paid in	$164,752,698
Undistributed net investment income	4,049,589
Undistributed net realized gain	5,266,053
Net unrealized appreciation	21,692,730
$195,761,070

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class	$189,667,248	1,802,870	$105.20
Advisor Class	$6,093,822	60,529	$100.68

See Notes to Financial Statements.

Statement of Operations

YEAR ENDED SEPTEMBER 30, 2016
Investment Income (Loss)
Income:
Interest	$7,644,555

Expenses:
Management fees	1,144,835
Distribution and service fees	14,966
Trustees' fees and expenses	12,764
Other expenses	10,644
1,183,209

Net investment income (loss)	6,461,346

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on investment transactions	6,663,032
Change in net unrealized appreciation (depreciation) on investments	(6,501,305)

Net realized and unrealized gain (loss)	161,727

Net Increase (Decrease) in Net Assets Resulting from Operations	$6,623,073

See Notes to Financial Statements.

Statement of Changes in Net Assets

YEARS ENDED SEPTEMBER 30, 2016 AND SEPTEMBER 30, 2015
Increase (Decrease) in Net Assets	September 30, 2016	September 30, 2015
Operations
Net investment income (loss)	$6,461,346	$7,220,901
Net realized gain (loss)	6,663,032	4,576,378
Change in net unrealized appreciation (depreciation)	(6,501,305)	(2,200,876)
Net increase (decrease) in net assets resulting from operations	6,623,073	9,596,403

Distributions to Shareholders
From net investment income:
Investor Class	(6,274,529)	(6,694,740)
Advisor Class	(170,116)	(205,951)
From net realized gains:
Investor Class	(4,122,409)	(5,430,421)
Advisor Class	(121,687)	(180,158)
Decrease in net assets from distributions	(10,688,741)	(12,511,270)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	4,066,815	(36,351,286)

Net increase (decrease) in net assets	1,147	(39,266,153)

Net Assets
Beginning of period	195,759,923	235,026,076
End of period	$195,761,070	$195,759,923

Undistributed net investment income	$4,049,589	$4,678,810

See Notes to Financial Statements.

Notes to Financial Statements

SEPTEMBER 30, 2016

1. Organization

American Century Target Maturities Trust (the trust) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Massachusetts business trust. Zero Coupon 2020 Fund (the fund) is one fund in a series issued by the trust. The fund’s investment objective is to seek the highest return consistent with investment in U.S. Treasury securities. The fund is managed to mature in the year identified in its name and will be liquidated near the end of its maturity year.

The fund offers the Investor Class and the Advisor Class. The share classes differ principally in their respective distribution and shareholder servicing expenses and arrangements.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Trustees has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Fixed income securities are valued at the evaluated bid as provided by independent pricing services or at the most recent bid as provided by investment dealers. U.S. Treasury and Government Agency securities are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information.

Open-end management investment companies are valued at the reported net asset value per share.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Trustees or its delegate, in accordance with policies and procedures adopted by the Board of Trustees. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Interest income is recorded on the accrual basis and includes accretion of discounts.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income and net realized gains, if any, are generally declared and paid annually. The fund may elect to treat a portion of its payment to a redeeming shareholder, which represents the pro rata share of undistributed net investment income and net realized gains, as a distribution for federal income tax purposes (tax equalization).
Reverse Share Splits — When the fund pays a distribution, the trustees declare a reverse share split that exactly offsets the per-share amount of the distribution. After taking into account the reverse share split, a shareholder reinvesting dividends and capital gain distributions will hold exactly the same number of shares owned prior to the distribution and reverse share split. A shareholder electing to receive dividends in cash will own fewer shares.

Indemnifications — Under the trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and trustees of the trust are also officers and/or directors of American Century Companies, Inc. (ACC). The trust’s investment advisor, American Century Investment Management, Inc. (ACIM), the trust’s distributor, American Century Investment Services, Inc. (ACIS), and the trust’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

Management Fees — The trust has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent trustees (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all the funds in the American Century Investments family of funds. The rates for the Investment Category Fee range from 0.2425% to 0.3600% and the rates for the Complex Fee range from 0.2500% to 0.3100% for the Investor Class and Advisor Class. The effective annual management fee for each class for the year ended September 30, 2016 was 0.55%.

Distribution and Service Fees — The Board of Trustees has adopted a separate Master Distribution and Individual Shareholder Services Plan for the Advisor Class (the plan), pursuant to Rule 12b-1 of the 1940 Act. The plan provides that the Advisor Class will pay ACIS an annual distribution and service fee of 0.25%. The fees are computed and accrued daily based on the Advisor Class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plan during the year ended September 30, 2016 are detailed in the Statement of Operations.

Trustees’ Fees and Expenses — The Board of Trustees is responsible for overseeing the investment advisor’s management and operations of the fund. The trustees receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Trustees. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. There were no interfund transactions during the period.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the year ended September 30, 2016 were $89,968,083 and $97,222,466, respectively, all of which are U.S. Treasury and Government Agency obligations.

5. Capital Share Transactions

Transactions in shares of the fund were as follows (unlimited number of shares authorized):

	Year ended September 30, 2016		Year ended September 30, 2015
	Shares	Amount	Shares	Amount
Investor Class
Sold	835,711	$85,837,285	810,493	$81,221,985
Issued in reinvestment of distributions	105,505	10,106,290	127,532	11,814,562
Redeemed	(890,681)	(92,059,702)	(1,295,538)	(129,025,134)
Reverse share split	(108,393)	—	(130,677)	—
	(57,858)	3,883,873	(488,190)	(35,988,587)
Advisor Class
Sold	11,520	1,141,626	16,890	1,631,053
Issued in reinvestment of distributions	3,172	291,445	4,335	386,109
Redeemed	(12,589)	(1,250,129)	(24,738)	(2,379,861)
Reverse share split	(3,175)	—	(4,335)	—
	(1,072)	182,942	(7,848)	(362,699)
Net increase (decrease)	(58,930)	$4,066,815	(496,038)	$(36,351,286)

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments. There were no significant transfers between levels during the period.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Zero-Coupon U.S. Treasury Securities and Equivalents	—	$178,224,907	—
Zero-Coupon U.S. Government Agency Securities	—	16,157,295	—
Temporary Cash Investments	$472	1,212,000	—
	$472	$195,594,202	—

7. Federal Tax Information

The tax character of distributions paid during the years ended September 30, 2016 and September 30, 2015 were as follows:

	2016	2015
Distributions Paid From
Ordinary income	$6,444,432	$6,900,691
Long-term capital gains	$4,244,309	$5,610,579

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of September 30, 2016, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$174,243,150
Gross tax appreciation of investments	$21,351,524
Gross tax depreciation of investments	—
Net tax appreciation (depreciation) of investments	$21,351,524
Undistributed ordinary income	$4,490,484
Accumulated long-term gains	$5,166,364

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

Financial Highlights

For a Share Outstanding Throughout the Years Ended September 30 (except as noted)
Per-Share Data											Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Reverse Share Split	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2016	$101.97	3.18	0.05	3.23	(3.10)	(2.03)	(5.13)	5.13	$105.20	3.17%	0.56%	3.08%	43%	$189,667
2015	$97.29	3.65	1.03	4.68	(3.40)	(2.75)	(6.15)	6.15	$101.97	4.81%	0.55%	3.64%	39%	$189,734
2014	$95.27	3.45	(1.43)	2.02	(3.47)	(4.15)	(7.62)	7.62	$97.29	2.12%	0.55%	3.60%	40%	$228,528
2013	$99.51	3.32	(7.56)	(4.24)	(3.29)	(0.82)	(4.11)	4.11	$95.27	(4.27)%	0.55%	3.39%	33%	$228,768
2012	$93.56	2.96	2.99	5.95	(2.73)	(0.04)	(2.77)	2.77	$99.51	6.37%	0.55%	3.10%	47%	$298,694
Advisor Class
2016	$97.83	2.80	0.05	2.85	(2.84)	(2.03)	(4.87)	4.87	$100.68	2.90%	0.81%	2.83%	43%	$6,094
2015	$93.57	3.28	0.98	4.26	(3.15)	(2.75)	(5.90)	5.90	$97.83	4.56%	0.80%	3.39%	39%	$6,026
2014	$91.86	3.10	(1.39)	1.71	(3.24)	(4.15)	(7.39)	7.39	$93.57	1.86%	0.80%	3.35%	40%	$6,498
2013	$96.19	2.97	(7.30)	(4.33)	(3.04)	(0.82)	(3.86)	3.86	$91.86	(4.50)%	0.80%	3.14%	33%	$7,697
2012	$90.66	2.63	2.90	5.53	(2.49)	(0.04)	(2.53)	2.53	$96.19	6.10%	0.80%	2.85%	47%	$10,934

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.
See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of the American Century Target Maturities Trust and Shareholders of the Zero Coupon 2020 Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Zero Coupon 2020 Fund (one of the two funds in the American Century Target Maturities Trust, hereafter referred to as the "Fund") at September 30, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Kansas City, Missouri
November 18, 2016

Management

Board of Trustees

The individuals listed below serve as trustees of the funds. Each trustee will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for trustees who are not “interested persons,” as that term is defined in the Investment Company Act (independent trustees). Independent trustees shall retire on December 31 of the year in which they reach their 75th birthday; provided, however, that on or after January 1, 2022, independent trustees shall retire on December 31 of the year in which they reach their 76th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other trustees (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The trustees serve in this capacity for eight (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the trustees. The mailing address for each trustee other than Mr. Thomas is 1665 Charleston Road, Mountain View, California 94043. The mailing address for Mr. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Tanya S. Beder (1955)	Trustee	Since 2011	Chairman and CEO, SBCC Group Inc. (independent advisory services) (2006 to present)	44	CYS Investments, Inc. (NYSE mortgage arbitrage REIT)
Jeremy I. Bulow (1954)	Trustee	Since 2011	Professor of Economics, Stanford University, Graduate School of Business (1979 to present)	44	None
Anne Casscells (1958)	Trustee	Since 2016	Co-Chief Executive Officer and Chief Investment Officer, Aetos Alternatives Management (investment advisory firm) (2001 to present); Lecturer in Accounting, Stanford University, Graduate School of Business (2009 to present)	44	None
Ronald J. Gilson (1946)	Trustee and Chairman of the Board	Since 1995 (Chairman since 2005)	Charles J. Meyers Professor of Law and Business, Emeritus, Stanford Law School (1979 to present); Marc and Eva Stern Professor of Law and Business, Columbia University School of Law (1992 to present)	44	None

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Frederick L. A. Grauer (1946)	Trustee	Since 2008	Senior Advisor, iShares by BlackRock, Inc. (investment management firm) (2010 to 2011, 2013 to present); Senior Advisor, Course Hero (an educational technology company) (2015 to present)	44	None
Jonathan D. Levin (1972)	Trustee	Since 2016	Philip H. Knight Professor and Dean, Graduate School of Business, Stanford University (2016 to present); Professor, Stanford University, (2000 to present); Chair, Department of Economics, Stanford University (2011 to 2014)	44	None
Peter F. Pervere (1947)	Trustee	Since 2007	Retired	44	None
John B. Shoven (1947)	Trustee	Since 2002	Charles R. Schwab Professor of Economics, Stanford University (1973 to present)	44	Cadence Design Systems; Exponent; Financial Engines
Interested Trustee
Jonathan S. Thomas (1963)	Trustee and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	127	BioMed Valley Discoveries, Inc.
The Statement of Additional Information has additional information about the fund's trustees and is available without charge, upon request, by calling 1-800-345-2021.

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Trustee and President since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (March 2014 to present); Chief Compliance Officer, ACIM (February 2014 to present); Chief Compliance Officer, ACIS (October 2009 to present); Vice President, Client Interactions and Marketing, ACIS (February 2013 to January 2014); Director, Client Interactions and Marketing, ACIS (June 2007 to January 2013). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present); General Counsel, ACC (March 2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President, Treasurer and Chief Financial Officer since 2012	Vice President, ACS (February 2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (February 2000 to present)
David H. Reinmiller (1963)	Vice President since 2001	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

Approval of Management Agreement

At a meeting held on June 14, 2016, the Fund’s Board of Trustees (the "Board") unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors/trustees, including a majority of the independent Trustees, each year. The Board regards this annual evaluation and renewal as one of its most important responsibilities.

The independent Trustees have memorialized a statement regarding the relationship between their ongoing obligations to oversee and evaluate the performance of the Advisor and their annual consideration of renewal of the management agreement. In that statement, the independent Trustees noted that their assessment of the Advisor’s performance is an ongoing process that takes place over the entire year and is informed by all of the extensive information that the Board and its committees receive and consider over time. This information, together with the additional materials provided specifically in connection with the review, are central to the Board’s assessment of the Advisor’s performance and its determination whether to renew the Fund’s management agreement.

Prior to its consideration of the renewal of the management agreement, the Board requested and reviewed extensive data and analysis relating to the proposed renewal. This information and analysis was compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided by the Advisor to the Fund;

•	the wide range of other programs and services the Advisor provides to the Fund and its shareholders on a routine and non-routine basis;

•
the investment performance of the Fund, including data comparing the Fund’s performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	the cost of owning the Fund compared to the cost of owning similar funds;

•	the Advisor’s compliance policies, procedures, and regulatory experience;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;

•	possible economies of scale associated with the Advisor’s management of the Fund and other accounts under its management;

•	data comparing services provided and charges to other investment management clients of the Advisor;

•	acquired fund fees and expenses;

•	payments by the Fund and the Advisor to financial intermediaries whose clients are investors in the Fund; and

•	any collateral benefits derived by the Advisor from the management of the Fund.

In keeping with its practice, the Board held two in-person meetings to review and discuss the information provided in response to their request. The independent Trustees also had the benefit of the advice of their independent counsel throughout the process.

Factors Considered

The Trustees considered all of the information provided by the Advisor, the independent data providers, and the independent Trustees’ independent counsel in connection with the approval. They determined that the information was sufficient for them to evaluate the management agreement for the Fund. In connection with their review, the Trustees did not identify any single factor as being all-important or controlling and each Trustee may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including the following:

Nature, Extent and Quality of Services - Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that under the management agreement, the Advisor provides or arranges at its own expense a wide variety of services including:

•	constructing and designing the Fund

•	portfolio research and security selection

•	initial capitalization/funding

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services (except the independent Trustees’ counsel)

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution (except amounts paid by the Fund under Rule 12b-1 plans)

The Board noted that many of these services have expanded over time in terms of both quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management, Shareholder, and Other Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Trustees recognize that the Advisor has an obligation to seek the best execution of fund trades. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance, and other systems to conduct their business. The Board, directly and through its Portfolio Committee, regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Trustees also review detailed performance information during the management agreement approval process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Fund’s performance was above its benchmark for the three- and five-year periods and slightly below its benchmark for the one- and ten-year periods reviewed by the Board. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the Advisor.

The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund, its overall profitability, and its financial condition. The Trustees have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders enhanced and expanded services.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, expenses attributable to short sales, taxes, interest, extraordinary expenses, the fees and expenses of the Fund’s independent Trustees (including their independent legal counsel), and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing, and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges, and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider and comparing the Fund’s unified fee to the total expense ratio of peer funds. The unified fee charged to shareholders of the Fund was below the median of the total expense ratios of the Fund’s peer group. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Payments to Intermediaries. The Trustees also requested and received a description of payments made to intermediaries by the Fund and the Advisor. These payments include various payments made by the Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided for the Fund.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. The Board noted that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that the Advisor receives proprietary research from broker-dealers that execute fund portfolio transactions. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded, however, that the assets of those other clients are not material to the analysis and, where applicable, may be included with the assets of the Fund to determine breakpoints in the management fee schedule.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Trustees. As a result of this process, the Board, including all of the independent Trustees and assisted by the advice of independent legal counsel, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, concluded that the management agreement between the Fund and the Advisor is fair and reasonable in light of the services provided and should be renewed.

Proxy Voting Results

A special meeting of shareholders was held on June 13, 2016, to vote on the following proposal. The proposal received the required number of votes and was adopted. A summary of voting results is listed below.

To elect four trustees to the Board of Trustees of American Century Target Maturities Trust:

	Affirmative	Withhold
Tanya S. Beder	$316,480,886	$12,894,998
Jeremy I. Bulow	$316,554,210	$12,821,674
Anne Casscells	$316,159,499	$13,216,385
Jonathan D. Levin	$316,065,209	$13,310,675
The other trustees whose term of office continued after the meeting include Jonathan S. Thomas, Ronald J. Gilson, Frederick L. A. Grauer, Peter F. Pervere and John B. Shoven.

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain IRAs are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
Distributions you receive from 403(b), 457 and qualified plans are subject to special tax and withholding rules. Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution. If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

Descriptions of the principles and policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund are available without charge, upon request, by calling 1-800-345-2021 or visiting the "About Us" page of American Century Investments’ website at americancentury.com. A description of the policies is also available on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates $48,988 as qualified short-term capital gain distributions for purposes of Internal Revenue Code Section 871 for the fiscal year ended September 30, 2016.

The fund hereby designates $5,400,475, or up to the maximum amount allowable, as long-term capital gain distributions (20% rate gain distributions) for the fiscal year ended September 30, 2016.

The fund utilized earnings and profits of $1,851,289 distributed to shareholders on redemption of shares as part of the dividends paid deduction (tax equalization).

Notes

Notes

Notes

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
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Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Target Maturities Trust

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2016 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-90822 1611

Annual Report

September 30, 2016

Zero Coupon 2025 Fund

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ended September 30, 2016. It provides investment performance and portfolio information, plus longer-term historical performance data. Annual reports remain important vehicles for conveying information about fund returns, including market factors that affected performance during the reporting period. For additional, updated investment and market insights, we encourage you to visit our website, americancentury.com.

U.S. Government Bonds Extended Their Unexpected 2016 Rally

Conditions described in our semiannual report letter extended for another six months. Widespread concerns about global economic growth sparked financial market volatility, followed by monetary policy reactions from central banks. The catalyst in 2015 was China, where slowing economic growth and currency devaluations sent shock waves through the global markets. These factors re-emerged in January and early February 2016, triggering sell-offs in higher-risk assets (including stocks and high-yield bonds) and encouraging central banks in Japan and Europe to cut interest rates and/or extend their bond-buying (quantitative easing, QE) programs. More QE came after Brexit, the U.K.’s vote to exit the European Union. Monetary policy expansion produced negative interest rates in Japan and Europe, and lowered longer-maturity bond yields globally.

In this environment, zero-coupon bonds performed well. This was unexpected—going into 2016, bond market participants anticipated more Federal Reserve interest rate hikes (which began in December 2015) as the U.S. economy strengthened and inflation pressures grew. Instead, global events and conditions essentially overrode U.S. factors, economic growth stayed slow, inflation remained contained, major central banks continued to maintain or expand their monetary stimulus, and interest rates stayed low and range-bound.

Interest rates have remained so low for so long that a shift to more historically normal levels seems called for at some point. This appears particularly true in the U.S., but U.S. bond markets continue to be dominated by global influences and concerns, including macroeconomic factors (slow global economic growth, massive central bank monetary stimulus) and political and emotional factors (increasing populism, anti-globalization). We’re watching the aftermath of the U.S. elections and the Italian constitutional referendum to see if themes that Brexit spotlighted—nationalism/isolationism, anti-immigration, anti-trade agreements, distrust of career politicians—shape future U.S. and European government leadership. We appreciate your continued trust in us during this potentially turbulent period.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

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Performance

Total Returns as of September 30, 2016
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Inception Date
Investor Class	BTTRX	6.82%	3.99%	7.04%	2/15/96
11/15/2025 STRIPS Issue	—	7.72%	4.72%	8.07%	—
BofA Merrill Lynch 10+ Year U.S. Treasury Index	—	12.62%	5.38%	7.95%	—
Advisor Class	ACTVX	6.54%	3.73%	6.77%	6/1/98

Growth of $10,000 Over 10 Years
$10,000 investment made September 30, 2006
Performance for other share classes will vary due to differences in fee structure.

Value on September 30, 2016
Investor Class — $19,759

11/15/2025 STRIPS Issue — $21,732

BofA Merrill Lynch 10+ Year U.S. Treasury Index — $21,499

Total Annual Fund Operating Expenses
Investor Class	Advisor Class
0.55%	0.80%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

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Portfolio Commentary

Portfolio Managers: Brian Howell, Jim Platz, and Bob Gahagan

Performance Summary

Zero Coupon 2025 advanced 6.82%* for the 12 months ended September 30, 2016. The portfolio’s benchmark, a coupon-based Treasury STRIPS issue maturing on November 15, 2025, advanced 7.72%.

The positive absolute performance of the portfolio and its benchmark was largely due to their positioning along the longer-maturity portion of the yield curve, where U.S. government yields declined. In general, longer-maturity government securities posted stronger returns than those with shorter maturities.

From a relative performance perspective, the portfolio’s returns are reduced by operating expenses, while benchmark returns are not. Overall, our positions in spread (non-Treasury) sectors slightly detracted from performance as Treasury STRIPS outperformed non-Treasury zero-coupon bonds (zeros) at the longer end of the yield curve. In addition, the fund experienced periodic investor inflows, and the resulting higher cash positions intermittently shortened the portfolio's duration (price sensitivity to interest rate changes), which slightly weighed on performance as rates declined.

Market Backdrop

Investor concerns about global growth, commodity prices, and central bank monetary decisions generated volatility during the 12-month period. The U.S. economy continued to exhibit modest growth, particularly compared with the rest of the developed world, but the U.S. Federal Reserve (the Fed) remained focused on the sluggish global landscape and its potential risks to the U.S. economy. This triggered ongoing investor speculation regarding the timing and magnitude of Fed interest rate “normalization” and contributed to the volatile climate. However, the Fed implemented only one rate hike during the period—a 25 basis point increase (1 basis point equals 0.01%) on December 16, 2015, which pushed the range for the federal funds rate target to 0.25%-0.50%.

Despite expectations for additional rate hikes in 2016, the Fed cited concerns about the health of the global economy, the uncertainty triggered by the U.K. vote in late June to exit the European Union (Brexit), and weaker-than-expected U.S. economic growth as reasons to pursue a “lower for longer” rate strategy. Meanwhile, central banks in the U.K., Europe, and Japan continued to pursue aggressive stimulus programs in response to weak growth rates and deflation threats in those regions. This action increased the relative attractiveness of the U.S. bond market, where yields were generally higher.

This environment led to positive performance for U.S. Treasury securities and all U.S. bond market sectors for the 12-month period. Overall, the Treasury yield curve flattened for the period. Yields on short-maturity notes increased in anticipation of additional Fed rate hikes, while yields on longer-maturity securities declined due to slow growth, low inflation, and investor demand for higher-yielding Treasuries. The yield on the two-year Treasury note increased 13 basis points to 0.76%, the yield on the 10-year Treasury note declined 44 basis points to 1.60%, and the yield on the 30-year Treasury bond fell 53 basis points to 2.32%.

* All fund returns referenced in this commentary are for Investor Class shares. Performance for other share classes will vary due to differences in fee structures; when Investor Class performance exceeds that of the fund’s benchmark, other share classes may not. See page 3 for returns for all share classes.

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Portfolio Strategy

We continued to look for what we believed were attractive relative values among the universe of zeros in which the portfolio invests—primarily Treasury STRIPS, Treasury-equivalent zeros, and, to a lesser degree, government agency zeros. These securities are “stripped” and packaged into their component parts, including the series of coupon payments and the ultimate principal repayment.

We seek to take advantage of spread movements between Treasury STRIPS and non-Treasury zeros. The portfolio’s allocation to zeros was conservatively positioned and highly liquid, and spreads among these securities experienced little movement during the period (compared with shorter-maturity zeros, which experienced notable tightening). In this climate, our positions in Treasury-equivalent securities (primarily Resolution Funding Corporation, or REFCORP, STRIPS) and government agency zeros slightly detracted from performance relative to Treasury STRIPS.

The portfolio experienced investor inflows during periods when holding investor cash and the most easily bought and sold zeros (Treasury STRIPS), even for short time frames, caused relative portfolio performance to lag. Given these inflows, the portfolio had a shorter-than-benchmark duration at various points during the period—until we were able to invest the cash in attractively priced securities. This weighed on relative performance as rates declined.

We continue to believe our non-Treasury zeros offer attractive long-term return potential, and we expect these securities will have a favorable impact on the portfolio’s Anticipated Value at Maturity (AVM). Our allocation to REFCORP STRIPS was approximately 42% at the end of the period, unchanged from a year earlier. By prospectus mandate, we also may invest up to 20% of the portfolio’s assets in government agency zero-coupon bonds. Our allocation to government agency zeros at the end of September 2016 was approximately 9%, unchanged from the end of September 2015.

Outlook

We continue to believe U.S. economic fundamentals support slightly higher interest rates. But low inflation, weaker global economic fundamentals, low interest rates in Europe and Japan, weak commodity prices, a strong U.S. dollar, and geopolitical uncertainty may keep Fed action slow and interest rates range-bound in the near term. Against this broad backdrop, we believe demand for high-credit-quality spread securities will remain solid, which likely will keep spreads tight. We also remain mindful of the potential for unrest—be it economically or politically—which could cause spreads to widen. If such a scenario unfolds, we believe the securities we favor should remain relatively insulated, given the flight to quality that likely would ensue.

Zero Coupon 2025 is not an asset allocation retirement fund. The date refers to when the bonds will mature. The principal value of the fund is not guaranteed at any time, including at the target date. The fund’s AVM (see next page), though not guaranteed, provides what we believe is an appropriate estimate of the fund’s value at the target date.

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Fund Characteristics

SEPTEMBER 30, 2016
Portfolio at a Glance
Anticipated Annual Growth Rate (Investor Class)	1.39%
Weighted Average Maturity Date	9/30/25
Anticipated Value at Maturity (AVM) (Investor Class)(1)	$115.46
(1) See graph below.
Past performance is no guarantee of future results. Even if class shares are held to maturity, there is no guarantee that the class’s share price will reach its AVM. There is also no guarantee that the AVM will fluctuate as little in the future as it has in the past. For more information, please consult the prospectus.

Types of Investments in Portfolio	% of net assets
Treasury STRIPS	49.4%
REFCORP STRIPS	41.7%
Total Treasuries and Equivalents	91.1%
Government Agency STRIPS	8.5%
Temporary Cash Investments	0.5%
Other Assets and Liabilities	(0.1)%

Share Price vs. Anticipated Value at Maturity (Investor Class)

Actual Share Price (Historical) — $101.92

Anticipated Value at Maturity (Estimated Share Price) — $115.46

The top line in the graph represents the class’s AVM, which fluctuates from day to day based on the fund’s weighted average maturity date. The bottom line represents the class’s historical share price, which is managed to grow over time to reach the class’s AVM. The AVM for other share classes will vary due to differences in fee structure. While this graph demonstrates the class’s expected long-term growth pattern, please keep in mind that the fund may experience significant share-price volatility over the short term. Even if shares are held to maturity, there is no guarantee that the class’s share price will reach its AVM. There is also no guarantee that the AVM will fluctuate as little in the future as it has in the past.

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Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from April 1, 2016 to September 30, 2016.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

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	Beginning Account Value 4/1/16	Ending Account Value 9/30/16	Expenses Paid During Period(1) 4/1/16 - 9/30/16	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,030.30	$2.84	0.56%
Advisor Class	$1,000	$1,028.90	$4.11	0.81%
Hypothetical
Investor Class	$1,000	$1,022.20	$2.83	0.56%
Advisor Class	$1,000	$1,020.95	$4.09	0.81%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 183, the number of days in the most recent fiscal half-year, divided by 366, to reflect the one-half year period.

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Schedule of Investments

SEPTEMBER 30, 2016

	Principal Amount/ Shares	Value
ZERO-COUPON U.S. TREASURY SECURITIES AND EQUIVALENTS(1) — 91.1%
REFCORP STRIPS - COUPON, 0.00%, 4/15/24	$385,000	$334,500
REFCORP STRIPS - COUPON, 0.00%, 1/15/25	22,922,000	19,630,355
REFCORP STRIPS - COUPON, 0.00%, 4/15/25	23,013,000	19,103,183
REFCORP STRIPS - COUPON, 0.00%, 7/15/25	4,292,000	3,536,363
STRIPS - COUPON, 0.00%, 11/15/25	121,000,000	103,807,352
REFCORP STRIPS - COUPON, 0.00%, 1/15/26	17,500,000	14,349,248
REFCORP STRIPS - COUPON, 0.00%, 4/15/26	25,000,000	20,107,275
REFCORP STRIPS - COUPON, 0.00%, 7/15/26	13,000,000	10,381,514
TOTAL ZERO-COUPON U.S. TREASURY SECURITIES AND EQUIVALENTS (Cost $153,850,015)		191,249,790
ZERO-COUPON U.S. GOVERNMENT AGENCY SECURITIES(1) — 8.5%
FNMA STRIPS - COUPON, MTN, 0.00%, 4/8/24	10,000	8,494
TVA STRIPS - COUPON, 0.00%, 5/1/24	1,000,000	847,702
FHLMC STRIPS - COUPON, 0.00%, 9/15/24	42,000	36,359
FNMA STRIPS - COUPON, 0.00%, 1/15/25	247,000	205,996
FHLMC STRIPS - COUPON, 0.00%, 3/15/25	2,000,000	1,671,686
FNMA STRIPS - COUPON, 0.00%, 8/7/25	1,838,000	1,488,754
FHLMC STRIPS - COUPON, 0.00%, 9/15/25	8,807,000	7,118,781
TVA STRIPS - COUPON, 0.00%, 11/1/25	1,162,000	931,460
TVA STRIPS - PRINCIPAL, 0.00%, 11/1/25	6,000,000	4,883,292
FNMA STRIPS - COUPON, 0.00%, 1/15/26	841,000	690,156
TOTAL ZERO-COUPON U.S. GOVERNMENT AGENCY SECURITIES (Cost $13,903,775)		17,882,680
TEMPORARY CASH INVESTMENTS — 0.5%
Federal Home Loan Bank Discount Notes, 0.10%, 10/3/16(2)	1,098,000	1,098,000
State Street Institutional U.S. Government Money Market Fund, Premier Class	944	944
TOTAL TEMPORARY CASH INVESTMENTS (Cost $1,098,938)		1,098,944
TOTAL INVESTMENT SECURITIES — 100.1% (Cost $168,852,728)		210,231,414
OTHER ASSETS AND LIABILITIES — (0.1)%		(219,280)
TOTAL NET ASSETS — 100.0%		$210,012,134

NOTES TO SCHEDULE OF INVESTMENTS
Equivalent	-	Security whose principal payments are secured by the U.S. Treasury
FHLMC	-	Federal Home Loan Mortgage Corporation
FNMA	-	Federal National Mortgage Association
MTN	-	Medium Term Note
REFCORP	-	Resolution Funding Corporation
STRIPS	-	Separate Trading of Registered Interest and Principal of Securities
TVA	-	Tennessee Valley Authority

(1)	Security is a zero-coupon bond. Zero-coupon securities are issued at a substantial discount from their value at maturity.

(2)	The rate indicated is the yield to maturity at purchase.

See Notes to Financial Statements.

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Statement of Assets and Liabilities

SEPTEMBER 30, 2016
Assets
Investment securities, at value (cost of $168,852,728)	$210,231,414
Receivable for capital shares sold	29,648
210,261,062

Liabilities
Payable for capital shares redeemed	151,887
Accrued management fees	96,395
Distribution and service fees payable	646
248,928

Net Assets	$210,012,134

Net Assets Consist of:
Capital paid in	$166,214,672
Undistributed net investment income	4,266,438
Accumulated net realized loss	(1,847,662)
Net unrealized appreciation	41,378,686
$210,012,134

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class	$206,997,183	2,030,942	$101.92
Advisor Class	$3,014,951	30,950	$97.41

See Notes to Financial Statements.

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Statement of Operations

YEAR ENDED SEPTEMBER 30, 2016
Investment Income (Loss)
Income:
Interest	$6,953,401

Expenses:
Management fees	1,105,421
Distribution and service fees	13,118
Trustees' fees and expenses	12,240
Other expenses	11,717
1,142,496

Net investment income (loss)	5,810,905

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on investment transactions	(1,133,818)
Change in net unrealized appreciation (depreciation) on investments	6,709,182

Net realized and unrealized gain (loss)	5,575,364

Net Increase (Decrease) in Net Assets Resulting from Operations	$11,386,269

See Notes to Financial Statements.

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Statement of Changes in Net Assets

YEARS ENDED SEPTEMBER 30, 2016 AND SEPTEMBER 30, 2015
Increase (Decrease) in Net Assets	September 30, 2016	September 30, 2015
Operations
Net investment income (loss)	$5,810,905	$5,248,353
Net realized gain (loss)	(1,133,818)	1,360,549
Change in net unrealized appreciation (depreciation)	6,709,182	6,141,590
Net increase (decrease) in net assets resulting from operations	11,386,269	12,750,492

Distributions to Shareholders
From net investment income:
Investor Class	(5,028,307)	(4,490,799)
Advisor Class	(67,119)	(61,821)
From net realized gains:
Investor Class	(546,209)	—
Advisor Class	(8,048)	—
Decrease in net assets from distributions	(5,649,683)	(4,552,620)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	9,870,205	35,358,010

Net increase (decrease) in net assets	15,606,791	43,555,882

Net Assets
Beginning of period	194,405,343	150,849,461
End of period	$210,012,134	$194,405,343

Undistributed net investment income	$4,266,438	$3,551,096

See Notes to Financial Statements.

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Notes to Financial Statements

SEPTEMBER 30, 2016

1. Organization

American Century Target Maturities Trust (the trust) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Massachusetts business trust. Zero Coupon 2025 Fund (the fund) is one fund in a series issued by the trust. The fund’s investment objective is to seek the highest return consistent with investment in U.S. Treasury securities. The fund is managed to mature in the year identified in its name and will be liquidated near the end of its maturity year.

The fund offers the Investor Class and the Advisor Class. The share classes differ principally in their respective distribution and shareholder servicing expenses and arrangements.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Trustees has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Fixed income securities are valued at the evaluated bid as provided by independent pricing services or at the most recent bid as provided by investment dealers. U.S. Treasury and Government Agency securities are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information.

Open-end management investment companies are valued at the reported net asset value per share.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Trustees or its delegate, in accordance with policies and procedures adopted by the Board of Trustees. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Interest income is recorded on the accrual basis and includes accretion of discounts.

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Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income and net realized gains, if any, are generally declared and paid annually.
Reverse Share Splits — When the fund pays a distribution, the trustees declare a reverse share split that exactly offsets the per-share amount of the distribution. After taking into account the reverse share split, a shareholder reinvesting dividends and capital gain distributions will hold exactly the same number of shares owned prior to the distribution and reverse share split. A shareholder electing to receive dividends in cash will own fewer shares.

Indemnifications — Under the trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and trustees of the trust are also officers and/or directors of American Century Companies, Inc. (ACC). The trust’s investment advisor, American Century Investment Management, Inc. (ACIM), the trust’s distributor, American Century Investment Services, Inc. (ACIS), and the trust’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

Management Fees — The trust has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent trustees (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all the funds in the American Century Investments family of funds. The rates for the Investment Category Fee range from 0.2425% to 0.3600% and the rates for the Complex Fee range from 0.2500% to 0.3100% for the Investor Class and Advisor Class. The effective annual management fee for each class for the year ended September 30, 2016 was 0.55%.

Distribution and Service Fees — The Board of Trustees has adopted a separate Master Distribution and Individual Shareholder Services Plan for the Advisor Class (the plan), pursuant to Rule 12b-1 of the 1940 Act. The plan provides that the Advisor Class will pay ACIS an annual distribution and service fee of 0.25%. The fees are computed and accrued daily based on the Advisor Class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plan during the year ended September 30, 2016 are detailed in the Statement of Operations.

Trustees’ Fees and Expenses — The Board of Trustees is responsible for overseeing the investment advisor’s management and operations of the fund. The trustees receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the

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investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Trustees. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. There were no interfund transactions during the period.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the year ended September 30, 2016 were $112,722,095 and $109,852,425, respectively, all of which are U.S. Treasury and Government Agency obligations.

5. Capital Share Transactions

Transactions in shares of the fund were as follows (unlimited number of shares authorized):

	Year ended September 30, 2016		Year ended September 30, 2015
	Shares	Amount	Shares	Amount
Investor Class
Sold	1,569,529	$154,649,428	1,391,214	$129,111,523
Issued in reinvestment of distributions	60,199	5,482,276	48,839	4,400,853
Redeemed	(1,547,876)	(150,397,415)	(1,047,642)	(97,968,952)
Reverse share split	(61,185)	—	(49,812)	—
	20,667	9,734,289	342,599	35,543,424
Advisor Class
Sold	105,965	9,943,225	18,104	1,646,340
Issued in reinvestment of distributions	849	74,134	699	60,541
Redeemed	(103,203)	(9,881,443)	(21,134)	(1,892,295)
Reverse share split	(860)	—	(713)	—
	2,751	135,916	(3,044)	(185,414)
Net increase (decrease)	23,418	$9,870,205	339,555	$35,358,010

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments. There were no significant transfers between levels during the period.

15

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Zero-Coupon U.S. Treasury Securities and Equivalents	—	$191,249,790	—
Zero-Coupon U.S. Government Agency Securities	—	17,882,680	—
Temporary Cash Investments	$944	1,098,000	—
	$944	$210,230,470	—

7. Federal Tax Information

The tax character of distributions paid during the years ended September 30, 2016 and September 30, 2015 were as follows:

	2016	2015
Distributions Paid From
Ordinary income	$5,649,683	$4,552,620
Long-term capital gains	—	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of September 30, 2016, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$169,834,368
Gross tax appreciation of investments	$40,397,046
Gross tax depreciation of investments	—
Net tax appreciation (depreciation) of investments	$40,397,046
Undistributed ordinary income	$4,266,438
Accumulated short-term capital losses	$(866,022)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

Accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers may be carried forward for an unlimited period. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.

16

Financial Highlights

For a Share Outstanding Throughout the Years Ended September 30 (except as noted)
Per-Share Data											Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Reverse Share Split	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2016	$95.42	2.82	3.68	6.50	(2.49)	(0.27)	(2.76)	2.76	$101.92	6.82%	0.56%	2.87%	55%	$206,997
2015	$88.86	2.88	3.68	6.56	(2.29)	—	(2.29)	2.29	$95.42	7.38%	0.55%	3.08%	33%	$191,827
2014	$82.55	2.90	3.41	6.31	(3.25)	(6.09)	(9.34)	9.34	$88.86	7.65%	0.55%	3.41%	24%	$148,183
2013	$89.64	2.62	(9.71)	(7.09)	(2.44)	(3.44)	(5.88)	5.88	$82.55	(7.91)%	0.55%	3.01%	66%	$131,127
2012	$83.79	2.59	3.26	5.85	(2.67)	(0.40)	(3.07)	3.07	$89.64	6.98%	0.55%	3.03%	73%	$218,472
Advisor Class
2016	$91.43	2.49	3.49	5.98	(2.26)	(0.27)	(2.53)	2.53	$97.41	6.54%	0.81%	2.62%	55%	$3,015
2015	$85.35	2.55	3.53	6.08	(2.06)	—	(2.06)	2.06	$91.43	7.12%	0.80%	2.83%	33%	$2,578
2014	$79.49	2.57	3.29	5.86	(3.05)	(6.09)	(9.14)	9.14	$85.35	7.37%	0.80%	3.16%	24%	$2,667
2013	$86.54	2.33	(9.38)	(7.05)	(2.21)	(3.44)	(5.65)	5.65	$79.49	(8.15)%	0.80%	2.76%	66%	$6,131
2012	$81.10	2.32	3.12	5.44	(2.46)	(0.40)	(2.86)	2.86	$86.54	6.72%	0.80%	2.78%	73%	$8,658

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.
See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of the American Century Target Maturities Trust and Shareholders of the Zero Coupon 2025 Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Zero Coupon 2025 Fund (one of the two funds in the American Century Target Maturities Trust, hereafter referred to as the "Fund") at September 30, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Kansas City, Missouri
November 18, 2016

18

Management

Board of Trustees

The individuals listed below serve as trustees of the funds. Each trustee will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for trustees who are not “interested persons,” as that term is defined in the Investment Company Act (independent trustees). Independent trustees shall retire on December 31 of the year in which they reach their 75th birthday; provided, however, that on or after January 1, 2022, independent trustees shall retire on December 31 of the year in which they reach their 76th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other trustees (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The trustees serve in this capacity for eight (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the trustees. The mailing address for each trustee other than Mr. Thomas is 1665 Charleston Road, Mountain View, California 94043. The mailing address for Mr. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Tanya S. Beder (1955)	Trustee	Since 2011	Chairman and CEO, SBCC Group Inc. (independent advisory services) (2006 to present)	44	CYS Investments, Inc. (NYSE mortgage arbitrage REIT)
Jeremy I. Bulow (1954)	Trustee	Since 2011	Professor of Economics, Stanford University, Graduate School of Business (1979 to present)	44	None
Anne Casscells (1958)	Trustee	Since 2016	Co-Chief Executive Officer and Chief Investment Officer, Aetos Alternatives Management (investment advisory firm) (2001 to present); Lecturer in Accounting, Stanford University, Graduate School of Business (2009 to present)	44	None
Ronald J. Gilson (1946)	Trustee and Chairman of the Board	Since 1995 (Chairman since 2005)	Charles J. Meyers Professor of Law and Business, Emeritus, Stanford Law School (1979 to present); Marc and Eva Stern Professor of Law and Business, Columbia University School of Law (1992 to present)	44	None

19

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Frederick L. A. Grauer (1946)	Trustee	Since 2008	Senior Advisor, iShares by BlackRock, Inc. (investment management firm) (2010 to 2011, 2013 to present); Senior Advisor, Course Hero (an educational technology company) (2015 to present)	44	None
Jonathan D. Levin (1972)	Trustee	Since 2016	Philip H. Knight Professor and Dean, Graduate School of Business, Stanford University (2016 to present); Professor, Stanford University, (2000 to present); Chair, Department of Economics, Stanford University (2011 to 2014)	44	None
Peter F. Pervere (1947)	Trustee	Since 2007	Retired	44	None
John B. Shoven (1947)	Trustee	Since 2002	Charles R. Schwab Professor of Economics, Stanford University (1973 to present)	44	Cadence Design Systems; Exponent; Financial Engines
Interested Trustee
Jonathan S. Thomas (1963)	Trustee and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	127	BioMed Valley Discoveries, Inc.

The Statement of Additional Information has additional information about the fund's trustees and is available without charge, upon request, by calling 1-800-345-2021.

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Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Trustee and President since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (March 2014 to present); Chief Compliance Officer, ACIM (February 2014 to present); Chief Compliance Officer, ACIS (October 2009 to present); Vice President, Client Interactions and Marketing, ACIS (February 2013 to January 2014); Director, Client Interactions and Marketing, ACIS (June 2007 to January 2013). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present); General Counsel, ACC (March 2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President, Treasurer and Chief Financial Officer since 2012	Vice President, ACS (February 2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (February 2000 to present)
David H. Reinmiller (1963)	Vice President since 2001	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

21

Approval of Management Agreement

At a meeting held on June 14, 2016, the Fund’s Board of Trustees (the "Board") unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors/trustees, including a majority of the independent Trustees, each year. The Board regards this annual evaluation and renewal as one of its most important responsibilities.

The independent Trustees have memorialized a statement regarding the relationship between their ongoing obligations to oversee and evaluate the performance of the Advisor and their annual consideration of renewal of the management agreement. In that statement, the independent Trustees noted that their assessment of the Advisor’s performance is an ongoing process that takes place over the entire year and is informed by all of the extensive information that the Board and its committees receive and consider over time. This information, together with the additional materials provided specifically in connection with the review, are central to the Board’s assessment of the Advisor’s performance and its determination whether to renew the Fund’s management agreement.

Prior to its consideration of the renewal of the management agreement, the Board requested and reviewed extensive data and analysis relating to the proposed renewal. This information and analysis was compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided by the Advisor to the Fund;

•	the wide range of other programs and services the Advisor provides to the Fund and its shareholders on a routine and non-routine basis;

•
the investment performance of the Fund, including data comparing the Fund’s performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	the cost of owning the Fund compared to the cost of owning similar funds;

•	the Advisor’s compliance policies, procedures, and regulatory experience;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;

•	possible economies of scale associated with the Advisor’s management of the Fund and other accounts under its management;

•	data comparing services provided and charges to other investment management clients of the Advisor;

•	acquired fund fees and expenses;

•	payments by the Fund and the Advisor to financial intermediaries whose clients are investors in the Fund; and

•	any collateral benefits derived by the Advisor from the management of the Fund.

In keeping with its practice, the Board held two in-person meetings to review and discuss the information provided in response to their request. The independent Trustees also had the benefit of the advice of their independent counsel throughout the process.

22

Factors Considered

The Trustees considered all of the information provided by the Advisor, the independent data providers, and the independent Trustees’ independent counsel in connection with the approval. They determined that the information was sufficient for them to evaluate the management agreement for the Fund. In connection with their review, the Trustees did not identify any single factor as being all-important or controlling and each Trustee may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including the following:

Nature, Extent and Quality of Services - Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that under the management agreement, the Advisor provides or arranges at its own expense a wide variety of services including:

•	constructing and designing the Fund

•	portfolio research and security selection

•	initial capitalization/funding

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services (except the independent Trustees’ counsel)

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution (except amounts paid by the Fund under Rule 12b-1 plans)

The Board noted that many of these services have expanded over time in terms of both quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management, Shareholder, and Other Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Trustees recognize that the Advisor has an obligation to seek the best execution of fund trades. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance, and other systems to conduct their business. The Board, directly and through its Portfolio Committee, regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Trustees also review detailed performance information during the management agreement approval process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Fund’s performance was above its benchmark for the three-year period and slightly below its benchmark for the one-, five-, and ten-year periods reviewed by the Board. The Board discussed the Fund’s performance with the Advisor and was satisfied with the efforts being undertaken by the Advisor. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

23

Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the Advisor.

The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund, its overall profitability, and its financial condition. The Trustees have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders enhanced and expanded services.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, expenses attributable to short sales, taxes, interest, extraordinary expenses, the fees and expenses of the Fund’s independent Trustees (including their independent legal counsel), and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing, and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges, and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider and comparing the Fund’s unified fee to the total expense ratio of peer funds. The unified fee charged to shareholders of the Fund was below the median of the total expense ratios of the Fund’s peer group. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

24

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Payments to Intermediaries. The Trustees also requested and received a description of payments made to intermediaries by the Fund and the Advisor. These payments include various payments made by the Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided for the Fund.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. The Board noted that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that the Advisor receives proprietary research from broker-dealers that execute fund portfolio transactions. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded, however, that the assets of those other clients are not material to the analysis and, where applicable, may be included with the assets of the Fund to determine breakpoints in the management fee schedule.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Trustees. As a result of this process, the Board, including all of the independent Trustees and assisted by the advice of independent legal counsel, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, concluded that the management agreement between the Fund and the Advisor is fair and reasonable in light of the services provided and should be renewed.

25

Proxy Voting Results

A special meeting of shareholders was held on June 13, 2016, to vote on the following proposal. The proposal received the required number of votes and was adopted. A summary of voting results is listed below.

To elect four trustees to the Board of Trustees of American Century Target Maturities Trust:

	Affirmative	Withhold
Tanya S. Beder	$316,480,886	$12,894,998
Jeremy I. Bulow	$316,554,210	$12,821,674
Anne Casscells	$316,159,499	$13,216,385
Jonathan D. Levin	$316,065,209	$13,310,675
The other trustees whose term of office continued after the meeting include Jonathan S. Thomas, Ronald J. Gilson, Frederick L. A. Grauer, Peter F. Pervere and John B. Shoven.

26

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain IRAs are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
Distributions you receive from 403(b), 457 and qualified plans are subject to special tax and withholding rules. Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution. If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

Descriptions of the principles and policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund are available without charge, upon request, by calling 1-800-345-2021 or visiting the "About Us" page of American Century Investments’ website at americancentury.com. A description of the policies is also available on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

27

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates $554,120 as qualified short-term capital gain distributions for purposes of Internal Revenue Code Section 871 for the fiscal year ended September 30, 2016.

28

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Target Maturities Trust

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2016 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-90823 1611

ITEM 2. CODE OF ETHICS.

(a)
The registrant has adopted a Code of Ethics for Senior Financial Officers that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer, and persons performing similar functions.

(b)	No response required.

(c)	None.

(d)	None.

(e)	Not applicable.

(f)
The registrant’s Code of Ethics for Senior Financial Officers was filed as Exhibit 12 (a)(1) to American Century Asset Allocation Portfolios, Inc.’s Annual Certified Shareholder Report on Form N-CSR, File No. 811-21591, on September 29, 2005, and is incorporated herein by reference.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1)	The registrant's board has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

(a)(2)	Tanya S. Beder, Anne Casscells, Peter F. Pervere and Ronald J. Gilson are the registrant's designated audit committee financial experts. They are "independent" as defined in Item 3 of Form N-CSR.

(a)(3)	Not applicable.

(b)	No response required.

(c)	No response required.

(d)	No response required.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)	Audit Fees.

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were as follows:

FY 2015:    $56,899
FY 2016:    $58,694

(b)	Audit-Related Fees.

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were as follows:

For services rendered to the registrant:

FY 2015:    $0
FY 2016:    $0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2015:    $0
FY 2016:    $0

(c)	Tax Fees.

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were as follows:

For services rendered to the registrant:

FY 2015:    $0
FY 2016:    $0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2015:    $0
FY 2016:    $0

(d)	All Other Fees.

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were as follows:

For services rendered to the registrant:

FY 2015:    $0
FY 2016:    $0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2015:    $0
FY 2016:    $0

(e)(1)
In accordance with paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation S-X, before the accountant is engaged by the registrant to render audit or non-audit services, the engagement is approved by the registrant’s audit committee. Pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, the registrant’s audit committee also pre-approves its accountant’s engagements for non-audit services with the registrant’s investment adviser, its parent company, and any entity controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant.

(e)(2)
All services described in each of paragraphs (b) through (d) of this Item were pre-approved before the engagement by the registrant’s audit committee pursuant to paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation S-X. Consequently, none of such services were required to be approved by the audit committee pursuant to paragraph (c)(7)(i)(C).

(f)
The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than 50%.

(g)
The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were as follows:

FY 2015:    $268,694
FY 2016:    $212,395

(h)
The registrant’s investment adviser and accountant have notified the registrant’s audit committee of all non-audit services that were rendered by the registrant’s accountant to the registrant’s investment adviser, its parent company, and any entity controlled by, or under common control with the investment adviser that provides services to the registrant, which services were not required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X. The notification provided to the registrant’s audit committee included sufficient details regarding such services to allow the registrant’s audit committee to consider the continuing independence of its principal accountant.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. INVESTMENTS.

(a)	The schedule of investments is included as part of the report to stockholders filed under Item 1 of this Form.

(b)	Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

During the reporting period, there were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board.

ITEM 11. CONTROLS AND PROCEDURES.

(a)
The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant's second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1)
Registrant’s Code of Ethics for Senior Financial Officers, which is the subject of the disclosure required by Item 2 of Form N-CSR, was filed as Exhibit 12(a)(1) to American Century Asset Allocation Portfolios, Inc.’s Certified Shareholder Report on Form N-CSR, File No. 811-21591, on September 29, 2005.

(a)(2)
Separate certifications by the registrant’s principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are filed and attached hereto as EX-99.CERT.

(a)(3)	Not applicable.

(b)	A certification by the registrant’s chief executive officer and chief financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, is furnished and attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	American Century Target Maturities Trust

By:	/s/ Jonathan S. Thomas
	Name:	Jonathan S. Thomas
	Title:	President

Date:	November 23, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jonathan S. Thomas
	Name:	Jonathan S. Thomas
	Title:	President
(principal executive officer)

Date:	November 23, 2016

By:	/s/ C. Jean Wade
	Name:	C. Jean Wade
	Title:	Vice President, Treasurer, and
Chief Financial Officer
(principal financial officer)

Date:	November 23, 2016